Putnam
Dividend
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges ahead and are confident that Putnam and your Board will continue to meet those challenges successfully, as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
August 16, 2000


REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard

The fiscal year that ended June 30, 2000, was a challenging one for Putnam Dividend Income Fund. Market volatility and generally rising interest rates affected the fund's preferred stock investments, which are closely tied to the bond market because they are fixed-income securities. Between June 30, 1999, and May 16, 2000, the Federal Reserve Board raised short-term interest rates six times from 4.75% to 6.50% -- three times in the last half of 1999 and three more times in the first half of 2000. In addition, the stock market was highly volatile during the period, rising dramatically in the fourth quarter of 1999 and the first quarter of this year and then tumbling in April and May, as investors became concerned about higher interest rates and overvalued technology stocks. Preferred stocks are peripherally affected by the stock market, as they can gain and lose value based on the performance of their issuers' common shares. While the fund's absolute performance reflected the difficult market environment, its relative performance remains competitive with other funds in its category.

Total return for 12 months ended 6/30/00

                   NAV            Market price
------------------------------------------------------------------
                 -0.08%               1.14%
------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* BOND MARKET VOLATILE THROUGHOUT FISCAL YEAR

In the past year, bond investors faced several challenges. The major events included the series of six interest-rate increases by the Fed. As the U.S. economy continued its high rate of growth with corresponding low unemployment into a record 10th consecutive year, the Fed became anxious about a possible increase in inflation. Impressive gains in productivity resulting from massive corporate investments in technology throughout the 1990s have thus far kept inflation at bay. But with the stock market reaching extraordinarily high valuations, especially in the technology and telecommunications sectors, the Fed became concerned that the market's so-called wealth effect would produce too much demand in the economy. Higher oil prices in the first quarter, as well as a corresponding increase in gasoline prices that peaked as the summer driving season began, added to these concerns.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*


                                    6/30/99          6/30/00
Perpetual
preferreds                           82.2%            76.3%

Adjustable-rate
preferreds                            8.9%            10.6%

Sinking-fund
preferreds                            4.5%            10.5%

Convertible
preferreds                            2.6%             1.2%

Short-term
securities                            1.1%             1.2%

Footnote reads:
*Based on net assets as of 6/30/99 and 6/30/00. Holdings will vary over time.


"Putnam Investments has an edge in the preferred markets because of our size and because of our access to extensive research."

-- Jeanne L. Mockard, manager, Putnam Dividend Income Fund


This year the bond market was also affected by a dramatic inversion of the U.S. Treasury yield curve. The yield curve, which is simply a graphic illustration of the yields of Treasury bonds of different maturities, becomes inverted when short-term interest rates are higher than long-term interest rates. In the first quarter of 2000, the inversion was caused by a federal government decision to use part of its budget surplus to reduce debt levels by buying back long-term Treasury bonds. This buyback program caused a sharp decline in long-term Treasury yields to levels well below short-term yields. Corporate bonds generally did not fare well as a result because investors could put their money in safer, short-term Treasury bonds rather than take on extra risk in longer-term corporate issues.

* FUND RETAINED ITS DIVERSE CHARACTER

The fund invests in several different types of preferred stocks, a strategy that has served its shareholders well for the past several years. The majority of the portfolio is invested in perpetual preferred stocks. These securities offer the best opportunity when interest rates are trending down because they offer a fixed rate of return with no maturity date. During the period, when rates were rising, we lowered the fund's weighting in perpetual preferreds from 82.2% to 76.3%.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

El Paso Tennessee Pipeline Co.
Series A, $4.125 cumulative preferred
Natural gas utilities

Merrill Lynch & Co.
Series A, $2.25 deposit-shares
cumulative preferred
Investment banking/brokerage

Duke Energy Corp.
Series W, $7.00 cumulative preferred
Electric utilities

General Motors Corp.
Series G, $2.28 cumulative preferred
Automotive

Baltimore Gas & Electric
Series 95, $6.99 cumulative preferred
Electric utilities

Chase Manhattan Corp.
Series L, $1.00 cumulative
adjustable-rate preferred
Banking

Citigroup, Inc.
Series F, $3.18 cumulative preferred
Financial

Peco Energy Co.
$7.48 cumulative preferred
Electric utilities

Alabama Power Co.
$1.30 cumulative preferred
Electric utilities

Rochester Gas and Electric
Series V, sinking fund $6.60 cumulative
preferred
Electric utilities

Footnote reads:
These holdings represent 34.3% of the fund's assets as of 6/30/00. Portfolio holdings will vary over time.


A second type of preferred stocks are adjustable-rate preferreds (ARPs), which are advantageous to own when interest rates rise. The prices of ARPs tend to be relatively stable because the rates they pay are adjusted at specific intervals (usually six months). During the fiscal period, we raised the fund's weighting in ARPs from 8.9% to 10.6%.

The third type of preferred stocks in which we typically invest are sinking-fund preferreds, commonly known as sinkers. These securities also have fixed rates but are retired on a predetermined schedule. They behave somewhat like intermediate-maturity bonds and are appropriate for maintaining a neutral duration strategy. The fund's weighting in sinkers increased during the period from 4.5% to 10.5%.

While we seek to position the portfolio to optimize performance as conditions in the market change, we have not typically made dramatic changes in this fund. The reason is that preferred stocks trade in a relatively small market, and it is hard to find securities that meet our standards. We have conducted extensive research to select the best possible securities for this fund, and we believe the holdings are currently well positioned. As a result, our adjustments tend to be minor in nature, although they may become more significant if market conditions warrant.

* FUND'S STRATEGY MAINTAINED RELATIVE STABILITY

The fund seeks to provide a high level of income that qualifies for the 70% corporate dividends-received deduction, consistent with capital preservation. We have been successful in achieving these goals for several reasons. First, Putnam Investments has an edge in the preferred markets because of our size and because of our access to extensive research. As a result, we can identify and capture some of the best opportunities in a market that is much less liquid than the larger common stock and bond markets.

Many investment firms operate on the promise that they will do their best to seek qualified dividends in the limited market for preferred stocks. During the period, our experience and expertise helped meet your fund's goal of 100% dividends-received-deduction (DRD) status for federal income tax purposes. We are able to hold securities for the required period or longer and most of the fund's holdings are domestic. Our goal is to keep the fund's foreign securities to a minimum so that their income does not exceed the fund's expenses. By following these guidelines, we have enabled all of the fund's dividend income to qualify for DRD status.

* NON-LEVERAGED STATUS HELPED FUND'S RELATIVE PERFORMANCE

A few years ago we made the decision to eliminate the fund's leverage, which is a tool that can be used to enhance yield when the yield curve is steep. Essentially the ability to leverage the portfolio allows the fund to borrow money at short-term rates and to invest the proceeds in long-term bonds. When long-term rates are higher than short-term rates, this results in a premium that we pass along to shareholders in the form of additional income.

Since the environment has not been favorable for using leverage, we have opted not to do so. This is a good example of active management, in which not pursuing a certain strategy can be just as beneficial for shareholders as pursuing one. As always, we will continue to monitor the capital markets and the changes in the yield curve. Should it become apparent that using leverage would benefit shareholders, we would proceed cautiously to implement the strategy once again.

* MARKET SENTIMENT SHIFT MAY PROVE BENEFICIAL FOR FIXED-INCOME INVESTORS

We believe that the Fed is in the process of successfully engineering a soft landing for the economy through its tight monetary policy. The market appears to have changed its sentiment from one of concern about higher interest rates to one of relief about the removal of an inflation threat. However, the slower economic growth that will probably result from higher interest rates could translate into reduced corporate profitability, which could negatively affect the bond market. Over the longer term, we believe that a slower economy should produce declining interest rates, which would be favorable. No matter what happens, shareholders should continue to benefit from the fund's solid track record of active management in the relatively obscure market for preferred stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income eligible for the dividends-received deduction, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 6/30/00

                                              Merrill Lynch
                                   Market  Perpetual Preferred   Consumer
Since (9/28/89)          NAV       price          Index        price index
--------------------------------------------------------------------------
1 year                  -0.08%      1.14%         -3.25%           3.67%
--------------------------------------------------------------------------
5 years                 41.30      41.00          30.82           12.98
Annual average           7.16       7.11           5.52            2.47
--------------------------------------------------------------------------
10 years               155.07     110.15         124.18           32.64
Annual average           9.82       7.71           8.41            2.86
--------------------------------------------------------------------------
Life of fund           151.27      98.89         132.88           37.84
Annual average           8.95       6.61           8.18            3.03
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/00

-----------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------
Number                                        12
-----------------------------------------------------------------------
Income                                      $0.664
-----------------------------------------------------------------------
Capital gains                               $0.008
-----------------------------------------------------------------------
  Total                                     $0.672
-----------------------------------------------------------------------
Share value:                           NAV          Market price
-----------------------------------------------------------------------
6/30/99                              $11.23            $9.688
-----------------------------------------------------------------------
6/30/00                               10.45             9.125
-----------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------
Current dividend rate1                 6.43%             7.36%
-----------------------------------------------------------------------
Taxable equivalent2                    7.18              8.22
-----------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2 Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction for corporations. Investment income may also be subject to the federal alternative minimum tax.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended June 30, 2000

To the Trustees and Shareholders of
Putnam Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dividend Income Fund (the "fund") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2000




THE FUND'S PORTFOLIO
June 30, 2000

PREFERRED STOCKS (97.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (5.1%)
-------------------------------------------------------------------------------------------------------------------
             67,600 Ford Motor Co. Ser. B, $2.063 dep. shs. cum.
                    preferred (pfd)                                                                $      1,791,400
            159,178 General Motors Corp. Ser. G, $2.28 cum. pfd.                                          4,019,245
                                                                                                   ----------------
                                                                                                          5,810,645

Banking (13.0%)
-------------------------------------------------------------------------------------------------------------------
             45,600 Bankers Trust Corp. Ser. Q, $1.269 cum. Adjustable
                    Rate Preferred ARP (CUS)                                                                997,500
              9,800 Bankers Trust Corp. Ser. R, $1.29 cum. ARP (CUS)                                        208,250
             62,300 Chase Manhattan Corp. Ltd. Ser. C, $2.71 cum. pfd.                                    1,612,013
             40,000 Chase Manhattan Corp. Ser. L, $1.00 cum. ARP                                          3,570,000
             15,000 FleetBoston Finl Corp. Ser. VI, $3.38 cum. pfd.                                         731,250
             20,000 FleetBoston Finl Corp. Ser. VII, $3.30 cum. pfd.                                        965,000
             11,000 MBNA Corporation Ser. B, $25.00 cum. ARP                                                254,375
             36,400 MBNA Corporation Ser. A, $1.875 cum. pfd.                                               864,500
             30,000 J.P. Morgan & Co., Inc. Ser. A, $1.00 cum. ARP                                        2,208,750
             52,000 J.P. Morgan & Co., Inc. Ser. H, $3.31cum. pfd.                                        2,509,000
             16,500 Wells Fargo Co. $2.75 cum. ARP                                                          742,500
                                                                                                   ----------------
                                                                                                         14,663,138

Chemicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
             14,250 du Pont (E.I.) de Nemours & Co., Ltd. Ser. A, $4.50 cum. pfd.                           448,800
              6,800 du Pont (E.I.) de Nemours & Co., Ltd. Ser. A, $3.50 cum. pfd.                           940,500
              7,500 Praxair, Inc. Ser. B, $6.75 cum. pfd.                                                   789,375
                                                                                                   ----------------
                                                                                                          2,178,675

Electric Utilities (48.7%)
-------------------------------------------------------------------------------------------------------------------
            130,800 Alabama Power Co. $1.30 cum. pfd.                                                     2,730,450
              5,000 Atlantic City Electric sinking fund $7.80 cum. pfd.                                     515,625
              2,500 Avista Corp. Ser. K, sinking fund $6.95 pfd.                                            252,500
             23,900 Baltimore Gas & Electric Ser. 93, $7.125 cum. pfd.                                    2,425,850
             40,000 Baltimore Gas & Electric Ser. 95, $6.99 cum. pfd.                                     3,960,000
             10,000 Baltimore Gas & Electric Ser. 93, $6.99 cum. pfd.                                     1,002,500
             18,000 Duke Energy Corp. Ser. S, $7.85 cum. pfd.                                             1,852,875
             50,825 Duke Energy Corp. Ser. W, $7.00 cum. pfd.                                             5,177,797
              8,916 Entergy Gulf States Inc. $7.56 cum. pfd.                                                851,478
              2,900 Entergy Mississippi Inc. $4.92 cum. pfd.                                                251,575
             10,000 Florida Power & Light Ser. T, $7.05 cum. pfd.                                         1,027,400
             20,000 Florida Power & Light Ser. S, $6.98 cum. pfd.                                         2,015,000
             13,823 Florida Power & Light Ser. U, $6.75 cum. pfd.                                         1,392,667
              5,000 Indianapolis Power & Light $5.65 cum. pfd.                                              468,575
              3,000 Kentucky Utilities Corp. $6.53 cum. pfd.                                                291,750
              3,000 Monongahela Power Co. Ser. L, $7.73 cum. pfd.                                           312,750
             15,200 Niagara Mohawk Power Corp. Ser. A, $1.625 cum. ARP                                      361,000
             20,000 Northern Indiana Public Services Ser. A, $3.00 cum. ARP                                 927,500
             30,000 Pacific Gas and Electric Co. sinking fund $7.04 cum. pfd.                               697,500
             84,700 Pacific Gas and Electric Co. $6.57 cum. pfd.                                          2,096,325
             16,000 Pacificorp sinking fund $7.48 cum. pfd.                                               1,640,000
             12,500 Pacificorp $7.70 cum. pfd.                                                            1,248,438
             29,150 Peco Energy Co. $7.48 cum. pfd.                                                       3,126,338
              6,000 Potomac Electric Power Co. sinking fund $3.40 cum. pfd.                                 306,000
              6,750 Public Service Electric and Gas $6.92 cum. pfd.                                         675,000
              5,000 Public Service Electric and Gas Ser. E, $5.28 cum. pfd.                                 375,000
             16,500 Puget Sound Energy, Inc. $1.86 cum. pfd.                                                408,375
             26,250 Rochester Gas and Electric Ser. V, sinking fund $6.60 cum. pfd.                       2,615,156
             14,000 San Diego Gas and Electric Co. sinking fund $0.44 cum. pfd.                             323,750
             67,000 San Diego Gas and Electric Co. $0.425 cum. pfd.                                       1,666,625
             10,000 South Carolina Electric and Gas Co. $6.52 cum. pfd.                                   1,002,500
             25,000 Southern California Edison Co. sinking fund $6.05 cum. pfd.                           2,371,875
             32,875 Southern California Edison Co. $1.20 cum. pfd.                                          665,719
             10,000 TXU Electric Co. $7.98 cum. pfd.                                                      1,052,500
             10,000 TXU Electric Co. sinking fund $6.375 cum. pfd.                                          956,250
             75,580 TXU Electric Co. Ser. A, $0.47 cum. pfd.                                              1,747,788
             33,300 TXU Electric Co. Ser. B, $0.45 cum. pfd.                                                740,925
              8,000 UGI Utilities sinking fund $7.75 cum. pfd.                                              876,000
             21,200 Union Electric Co. $7.64 cum. pfd.                                                    2,183,600
             20,000 Virginia Electric and Power Co. $6.90 cum. ARP                                        2,035,000
              5,000 Western Resources, Inc. $4.25 cum. pfd.                                                 350,000
                                                                                                   ----------------
                                                                                                         54,977,956

Financial (6.5%)
-------------------------------------------------------------------------------------------------------------------
             69,000 Citigroup, Inc. Ser. F, $3.18 cum. pfd.                                               3,130,875
                820 Citigroup, Inc. Ser. G, $3.11 cum. pfd.                                                  36,695
              7,145 Citigroup, Inc. Ser. M, $2.93 cum. pfd.                                                 290,266
             25,000 Citigroup, Inc. Ser. K, $2.10 cum. pfd.                                                 596,875
             63,850 Household International, Inc. . Ser. 92-A, $2.063
                    dep. shs. cum. pfd.                                                                   1,571,668
             37,500 SLM Holding Corp. $3.48 pfd.                                                          1,734,375
                                                                                                   ----------------
                                                                                                          7,360,754

Investment Banking/Brokerage (11.3%)
-------------------------------------------------------------------------------------------------------------------
             20,900 Bear Stearns Companies, Inc. Ser. E, $3.075 cum. pfd.                                   864,319
             21,250 Bear Stearns Companies, Inc. Ser. F, $2.865 cum. pfd.                                   773,819
             37,200 Bear Stearns Companies, Inc. Ser. G, $2.75 cum. pfd.                                  1,355,750
             14,000 Bear Stearns Companies, Inc.Ser. A, $2.75 cum. ARP                                      635,250
              6,230 Lehman Brothers Holdings Ser. C, $2.97 pfd                                              250,758
             43,000 Lehman Brothers Holdings Ser. D, $2.835 pfd.                                          1,623,250
            188,639 Merrill Lynch & Co. Ser. A, $2.25 dep. shs. cum. pfd.                                 5,187,573
             45,000 Morgan Stanley $3.875 dep. shs. cum. pfd.                                             2,126,250
                                                                                                   ----------------
                                                                                                         12,816,969

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
              8,450 Alcoa, Inc. $3.75 cum. pfd.                                                             494,325

Natural Gas Utilities (7.2%)
-------------------------------------------------------------------------------------------------------------------
             53,100 Boston Gas Ser. A, sinking fund $1.61 cum. pfd.                                       1,354,050
            107,500 El Paso Tennessee Pipeline Co. Ser. A, $4.125 cum. pfd.                               5,240,625
             15,000 Enron Corp. $7.75 cum. pfd.                                                           1,610,625
                                                                                                   ----------------
                                                                                                          8,205,300

Oil and Gas (2.7%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Anadarko Petroleum Corp. $5.46 dep. shs. pfd.                                         1,472,500
             10,000 Apache Corp. Ser. B, $5.68 cum. pfd.                                                    771,250
              8,500 Devon Energy Corporation Ser. A, $6.49 cum. pfd.                                        783,063
                                                                                                   ----------------
                                                                                                          3,026,813

Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
              5,500 IBM Corp. Ser. A, $0.47 cum. pfd.                                                       137,500
             26,000 Newscorp. Overseas Ltd. Ser. A, $2.16 cum. pfd.                                         583,375
                                                                                                   ----------------
                                                                                                            720,875
                                                                                                   ----------------
                    Total Preferred Stocks  (cost $119,685,537)                                    $    110,255,450

CONVERTIBLE PREFERRED STOCKS (1.2%) (a) (cost $974,365)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             39,770 Lehman Brothers Holdings, Inc. $5.00 cv. pfd.                                  $      1,352,180

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $1,321,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,321,000 Interest in $500,000,000 joint tri-party repurchase agreement dated June 30, 2000 with S.B.C. Warburg,
                    Inc. due July 3, 2000 with respect to various U.S.
                    Treasury obligations -- maturity value of $1,321,727
                    for an effective yield of 6.60%                                                $      1,321,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $121,980,902) (b)                                      $    112,928,630
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $113,136,856

  (b) The aggregate identified cost on a tax basis is $121,988,445 resulting in gross unrealized appreciation and depreciation of $787,645 and $9,847,460, respectively, or net unrealized depreciation of $9,059,815.

(CUS) This entity provides subcustodian services to the fund.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $121,980,902) (Note 1)                                        $112,928,630
-------------------------------------------------------------------------------------------
Cash                                                                                    407
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   730,126
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      341,989
-------------------------------------------------------------------------------------------
Total assets                                                                    114,001,152

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               606,139
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        212,722
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           19,784
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        16,472
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,560
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                7,619
-------------------------------------------------------------------------------------------
Total liabilities                                                                   864,296
-------------------------------------------------------------------------------------------
Net assets                                                                     $113,136,856

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized) (Note 1)        $122,206,560
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (399,837)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               382,405
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,052,272)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $113,136,856

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($113,136,856 divided by 10,824,907 shares)                $10.45
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2000

Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $ 8,306,445
-------------------------------------------------------------------------------------------
Interest                                                                             69,370
-------------------------------------------------------------------------------------------
Total investment income                                                           8,375,815

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    884,021
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      129,654
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    14,716
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,332
-------------------------------------------------------------------------------------------
Other                                                                                77,727
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,112,450
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (16)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,112,434
-------------------------------------------------------------------------------------------
Net investment income                                                             7,263,381
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    405,061
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (15,113)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (8,763,238)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (8,373,290)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,109,909)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended June 30
                                                                   -------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                               $   7,263,381     $  7,205,078
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          389,948          733,749
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (8,763,238)      (7,688,280)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (1,109,909)         250,547

Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (7,192,963)      (7,373,033)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                     (80,831)              --
--------------------------------------------------------------------------------------------------
Issuance of common shares with reinvestment of distributions                   --           42,436
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (8,383,703)      (7,080,050)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     121,520,559      128,600,609
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $399,837 and $470,255, respectively)            $113,136,856     $121,520,559
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       10,824,907       10,821,255
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                 --            3,652
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             10,824,907       10,824,907
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value, beginning
of year  (common shares)              $11.23       $11.88       $11.23       $10.54       $10.57
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .67          .67          .69         1.05          .80
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.78)        (.64)         .68          .65          .03
-----------------------------------------------------------------------------------------------------
Total from investment operations        (.11)         .03         1.37         1.70          .83
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income
-----------------------------------------------------------------------------------------------------
To preferred shareholders (d)             --           --         (.01)        (.23)        (.07)
-----------------------------------------------------------------------------------------------------
To common shareholders                  (.66)        (.68)        (.71)        (.78)        (.72)
-----------------------------------------------------------------------------------------------------
From net realized gains
-----------------------------------------------------------------------------------------------------
To common shareholders                  (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.67)        (.68)        (.72)       (1.01)        (.79)
-----------------------------------------------------------------------------------------------------
Auction preferred
share offering cost                       --           --           --           --         (.07)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                       $10.45       $11.23       $11.88       $11.23       $10.54
-----------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                       $9.125       $9.688      $10.625      $10.500       $8.875
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(a)                   1.14        (2.70)        8.22        27.88         3.51
-----------------------------------------------------------------------------------------------------
Net assets, end of year
(total fund)(in thousands)          $113,137     $121,521     $128,601     $181,757     $174,064
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .95          .95         1.02         1.51         1.23
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            6.17         5.76         5.77         7.57         6.88
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.20        28.40        30.63        19.27        35.13
-----------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (c) Includes amounts paid through expense offset arrangements.

  (d) On July 21, 1997 preferred shares were redeemed by the fund.



NOTES TO FINANCIAL STATEMENTS
June 30, 2000

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends received deduction allowed to corporations under Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Preferred stocks for which reliable market quotations are not readily available, are stated at fair value on the basis of valuations furnished by a pricing service, or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to common shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2000, the fund reclassified $28 to increase paid-in-capital, with a decrease to accumulated net realized gains of $28. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 2000, fund expenses were reduced by $16 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $652 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended June 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,994,816 and $15,367,846, respectively. There were no purchases or sales of U.S. government obligations.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $389,948 as capital gain, for its taxable year ended June 30, 2000.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


Results of June 1, 2000 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on June 1, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                      Common Shares
                                                                 Votes
                                                 Votes for      withheld
Jameson Adkins Baxter                            5,493,038       94,494
Hans H. Estin                                    5,492,284       95,248
John A. Hill                                     5,489,890       97,642
Ronald J. Jackson                                5,490,679       96,853
Paul L. Joskow                                   5,494,782       92,750
Elizabeth T. Kennan                              5,487,624       99,908
Lawrence J. Lasser                               5,494,951       92,581
John H. Mullin III                               5,490,801       96,731
Robert E. Patterson                              5,492,433       95,099
George Putnam, III                               5,487,552       99,980
A.J.C. Smith                                     5,491,495       96,037
W. Thomas Stephens                               5,487,465      100,067
W. Nicholas Thorndike                            5,491,334       96,198

A proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fund was approved as follows: 5,488,007 votes for, and 36,505 votes against, with 63,020 abstentions and non-broker votes.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


63294-056  8/00